FILED FOR RECORD
GRAY COUNTY TX
SUSAN WINBORNE - COUNTY CLERK
INST NO: 0203337 Jul 21, 2014 at 02:38:00 PM

VOL 1002 PG 0245

ASSIGNMENT AND BILL OF SALE

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

STATE OF TEXAS §
§
COUNTY OF GRAY §

GRYPHON PRODUCTION COMPANY, LLC (hereinafter referred to as "Assignor"), for and in consideration of the sum of TEN DOLLARS ($10.00) cash and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for all purposes and subject to the terms and provisions hereof, by these presents does GRANT, BARGAIN, SELL, TRANSFER, ASSIGN, CONVEY and DELIVER unto S & W OIL & GAS, LLC, whose mailing address is P. O. Box 1999, Pampa, TX 79066-1999 (hereinafter referred to as "Assignee") all of Assignor's working interest in and to the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof by reference, covering lands in Gray County, Texas, therein described, and also including, but not limited to, a like interest in the following, to-wit (the "Interests"):

A. All wells, equipment and other personal property located on the oil and gas leases being assigned;

B. Contracts and contractual rights, obligations and interests including, but not limited to, unit agreements, drilling contracts, production sales, storage or warehouse agreements, supplier contracts, service contracts, construction' agreements, pumping and roustabout agreements, only insofar as such relate to the land being assigned.

C. All easements, licenses, authorizations, permits, and similar rights and interests applicable to or used or useful in connection with any or all of the interests described herein.

THIS AGREEMENT IS EXECUTED WITHOUT WARRANTY OF TITLE, EITHER EXPRESS OR IMPLIED; WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO THE MERCHANTABILITY OF ANY OF THE EQUIPMENT OR PERSONAL PROPERTY OR ITS FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION WHATSOEVER. ASSIGNEE UNDERSTANDS AND AGREES THAT THIS ASSIGNMENT IS MADE ON AN "AS IS, WHERE IS" BASIS AND ASSIGNEE RELEASES ASSIGNOR FROM ANY LIABILITY WITH RESPECT THERETO.

ASSIGNEE IS ADVISED THAT SOME PRODUCTION EQUIPMENT MAY CONTAIN ASBESTOS AND/OR NATURALLY OCCURRING RADIOACTIVE MATERIAL (HEREINAFTER REFERRED TO AS "NORM"). IN THIS REGARD, ASSIGNEE EXPRESSLY UNDERSTANDS THAT NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF WELLS, MATERIALS AND EQUIPMENT AS SCALE, OR IN OTHER FORMS, AND THAT WELLS, MATERIALS AND EQUIPMENT LOCATED ON THE LANDS MAY CONTAIN NORM AND THE NORM-CONTAINING MATERIAL MAY BE BURIED AND OTHERWISE DISPOSED OF ON THE LANDS. ASSIGNEE ALSO EXPRESSLY UNDERSTANDS THAT SPECIAL PROCEDURES MAY BE REQUIRED FOR THE REMOVAL AND DISPOSAL OF ASBESTOS AND NORM FROM THE EQUIPMENT AND LAND WHERE IT MAY BE FOUND AND THAT ASSIGNEE ASSUMES ALL LIABILITY FOR ASSESSMENT, REMOVAL AND DISPOSAL OF ANY SUCH MATERIALS AND ASSOCIATED ACTIVITIES.

Assignee shall, at the Effective Time, assume and be responsible for and comply with, all duties and obligations of Assignor, express or implied, with respect to the Interests (including, without limitation, those arising under or by virtue of any lease, contract, agreement, documents, permit, applicable statute or rule, regulation or order of any governmental request or requirement to plug, re-plug, and/or abandon any well of whatsoever type, status or classification, or take any clean-up or other action with respect to the property or premises), and Assignee agrees to defend, indemnify and hold Assignor harmless from any and all claims in connection therewith, except any such claims which accrued prior to the Effective Time.

Assignor shall be responsible for any and all claims arising out of the production or sale of hydrocarbons from the Interests (or the proper accounting or payment to parties for their interests therein) insofar as such claims related to periods of time prior to the Effective Time and Assignor shall defend, indemnify and hold Assignee harmless from any and all such claims. Assignee shall be responsible for all of said types of claims insofar as they relate to periods of time from and after the Effective Time and shall defend, indemnify and hold Assignor harmless therefrom.

Notwithstanding any of the foregoing, the parties agree to pro rate the ad valorem taxes levied and assessed against these leases and all property subject hereto between Assignor and Assignee as of the Effective Time.

TO HAVE AND TO HOLD the same unto Assignee, Assignee's successors and assigns forever. Assignee, in consideration of the mutual benefits derived hereunder, by Assignee's acceptance hereof, understands and agrees to the terms and conditions herein.

To the extent permitted by law, Assignee shall be subrogated to Assignor's rights in and to any representations, warranties, and covenants given with respect to the Interests. Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable and

permitted by law, the benefit of and the right to enforce the covenants, representation and warranties, if any, which Assignor is entitled to enforce with respect to the Interests.

This Assignment and Bill of Sale is made expressly subject to any and all other valid and existing contracts, easement and other instruments affecting the assigned premises, or any part thereof, together with an and all existing overriding royalties and other interests payable out of production from the assigned premises, or any part thereof, as shown of record or have been made available to Assignee.

The provisions hereof shall bind and inure to the benefit of Assignee and Assignor and their respective heirs, successors and assigns.

EXECUTED this the 10th day of July, 2014, but effective on July 1, 2014, at 7:00 o'clock a.m. (the "Effective Time").

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ASSIGNOR:

GRYPHON PRODUCTION COMPANY, LLC

By ______________________
Maxwell Grant
Manager

ASSIGNEE:

S & W OIL & GAS, LLC

By ______________________
Janice Porter
Managing Partner

VICTORIA §
§
AUSTRALIA §

This instrument was acknowledged before me on the 10th day of July, 2014, by MAXWELL GRANT, Manager of GRYPHON PRODUCTION COMPANY, LLC, a limited liability company, on behalf of said limited liability company.

____

CHARLES BERNARD GORE BRETT
NOTARY PUBLIC
LEVEL 1, 12 COLLINS STREET
MELBOURNE, VICTORIA
AUSTRALIA

[name and title]

STATE OF TEXAS §
§
COUNTY OF GRAY §

This instrument was acknowledged before me on the 21st day of July, 2014, by JANICE PORTER, Managing Partner of S & W OIL & GAS, LLC, a Texas limited liability company, on behalf of said limited liability company.

GIMMYE M. RUSHING
Notary Public, State of Texas
My Commission Expires 10-11-2016

Gimmye M Rushing
Notary Public, State of Texas
My commission expires: 10-11-2016

Assignee's address:
S & W Oil & Gas, LLC
P. O. Box 1999
Pampa, TX 79066-1999

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EXHIBIT "A"

Attached to and made a part of that Assignment and Bill of Sale
from GRYPHON PRODUCTION COMPANY, LLC ("Assignor")
to S & W OIL & GAS, LLC ("Assignee")

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That Oil & Gas Lease described in that Assignment of Oil and Gas Lease from Pamar, Inc. to Caldwell Production Co., Inc., recorded in Vol. 621, Page 884 of the Official Public Records of Gray County, Texas, commonly referred to follows, to-wit:

Hood Lease (Working Interest: .8437500)

West Half of the Northwest Quarter (W/2 of NW/4) of Section 33, Block 3, I&GN Ry. Co. Survey, Gray County, Texas, and containing 80 acres, more or less; and

J. A. Hood Lease

Lessor:	J. A. Hood and wife, Alice Hood
Lessee:	F. N. Shriver
Dated:	June 24, 1924
Recorded:	Vol. 2, Page 229, Oil & Gas Lease Records, Gray County, Texas

insofar as said lease covers the East Half of the Northwest Quarter (E/2 of NW/4) of Section 33, Block 3 of the I&GN Ry. Co. Survey, Gray County, Texas.

FILED FOR RECORD - GRAY COUNTY TX
Inst. No: 0203337
on Jul 21, 2014 at 02:38:00 PM

THE STATE OF TEXAS
COUNTY OF GRAY

I hereby certify that this instrument was filed for record on the date and at the time stamped hereon by me, and was duly recorded as stamped hereon in the Official Public Records of Real Estate of Gray County, Texas.

SUSAN WINBORNE
County Clerk
Gray County, Texas
By [signature] Deputy